CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Pinnacle Resources, Inc. (the "Company") on Form 10-QSB for the three months ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Glen R. Gamble, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
            (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Glen R. Gamble
-----------------------------
Glen R. Gamble
Chief Executive Officer

October 24, 2007


CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Pinnacle Resources, Inc. (the "Company") on Form 10-QSB for the three months ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert A. Hildebrand, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
            (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Robert A. Hildebrand
-----------------------------
Robert A. Hildebrand
Chief Financial Officer

October 24, 2007